QuickLinks -- Click here to rapidly navigate through this document

Exhibit 24.2

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mario Calastri, H. Gregory Barksdale and Thomas Ernst his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 and any and all amendments thereto, including post-effective amendments, and to file this Registration Statement and any subsequent registration statement and all amendments thereto, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do, and hereby ratifies and confirms all his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

        IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of June 23, 2008.

Signature	Title

/s/ MARIO CALASTRI Mario Calastri	Director (Principal Executive Officer)
/s/ BRYAN TIDD Bryan Tidd	Director (Principal Financial and Accounting Officer)
/s/ H. GREGORY BARKSDALE H. Gregory Barksdale	Director and Authorized Representative in the United States
/s/ THOMAS ERNST Thomas Ernst	Director
/s/ JUERG FRISCHKNECHT Juerg Frischknecht	Director
/s/ STEVE GREENWOOD Steve Greenwood	Director
/s/ DAVID HASSON David Hasson	Director
/s/ CHRISTOPH ZEYEN Christoph Zeyen	Director

QuickLinks

  Exhibit 24.2
POWER OF ATTORNEY